JUNE 15, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS COMMODITY STRATEGY ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2022
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders Commodity Strategy ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.
The Board of Trustees of Hartford Funds Exchange-Traded Trust has approved a reduction in the contractual management fee rate for Hartford Schroders Commodity Strategy ETF (the “Fund”). Accordingly, effective immediately, under the headings “Your Expenses” in the above referenced Summary Prospectus and “Hartford Schroders Commodity Strategy ETF Summary Section –  Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees(1)	0.59%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Expenses of the Subsidiary(2)	0.11%
Total annual fund operating expenses	0.70%
Fee waiver(3)	0.11%
Total annual fund operating expenses after fee waiver(3)	0.59%
(1)
“Management fees” have been restated to reflect current fees.
(2)
“Expenses of the Subsidiary” include the management fees of the Fund’s wholly owned Cayman Islands subsidiary (the “Subsidiary”), and other expenses of the Subsidiary.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s Subsidiary and the other expenses of the Subsidiary (exclusive of (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Subsidiary may have to indemnify its officers and Trustees with respect thereto; (iv) such extraordinary non-recurring expenses as may arise; and (v) acquired fund fees and expenses). This waiver will remain in effect for as long as the Fund remains invested in the Subsidiary.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The example assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$60	$189	$329	$738
Effective immediately, under the heading “The Investment Manager and Sub-Advisers –  Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to Commodity Strategy ETF in the management fee table:
(1)
Effective June 15, 2023, the management fee rate set forth in the investment management agreement with respect to the Commodity Strategy ETF is 0.5900% of the Fund’s average daily net assets. From August 1, 2022 to June 14, 2023, the management fee rate set forth in the investment management agreement with respect to the Commodity Strategy ETF was 0.8900% of the Fund’s average daily net assets.
Corresponding changes are hereby made to all other sections of the Summary Prospectus and Statutory Prospectus as applicable.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7619ETF
June 2023